SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2004

Commission File Number: 000-50583

BioVeris Corporation

(Exact name of registrant as specified in its charter)

DELAWARE                                                                                                 80-0076765

(State or other jurisdiction incorporation or organization)                                        (IRS Employer Identification No.)

16020 INDUSTRIAL DRIVE, GAITHERSBURG, MD 20877

(Address of principal executive offices) (Zip Code)

301-869-9800

(Registrant’s telephone number, including area code)

    Item 5. Other Events

     See attached Press Release filed herewith as Exhibit 99.1

    Item 7. Financial Statement and Exhibits

    (c) Exhibits

     99.1 Press Release dated July 16, 2004

    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

BioVeris Corporation
Date: July 16, 2004 /s/George V. Migausky
Name: George V. Migausky
Title:Vice President of Finance and
Chief Financial Officer

    EXHIBIT INDEX

    Exhibit 99.1        Press Release dated July 16, 2004